Exhibit 24(a)

POWER OF ATTORNEY OF SAMUEL J. PALMISANO

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman, President and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC) one or more universal shelf registration statements on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933, and which filings are authorized by resolutions dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC (collectively the “Securities”) of the Company, hereby constitute and appoint Mark Loughridge, Robert C. Weber, James J. Kavanaugh, Jesse J. Greene, Jr., Andrew Bonzani and Martin Schroeter, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June 2010.

/s/ /Samuel J. Palmisano
Samuel J. Palmisano
Chairman, President and
Chief Executive Officer

POWER OF ATTORNEY OF MARK LOUGHRIDGE

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more universal shelf registration statements on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933, and which filings are authorized by resolutions dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC (collectively the “Securities”) of the Company, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, James J. Kavanaugh, Jesse J. Greene, Jr., Andrew Bonzani and Martin Schroeter, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June 2010.

/s/ Mark Loughridge
Mark Loughridge
Senior Vice President and
Chief Financial Officer

POWER OF ATTORNEY OF JAMES J. KAVANAUGH

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more universal shelf registration statements on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933, and which filings are authorized by resolutions dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC (collectively the “Securities”) of the Company, hereby constitute and appoint Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Jesse J. Greene, Jr., Andrew Bonzani and Martin Schroeter, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June 2010.

/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more universal shelf registration statements on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933, and which filings are authorized by resolutions dated the date hereof, for Indebtedness, Preferred Stock, Depositary Shares, Capital Stock, Warrants, and Guarantees of the Indebtedness of IBM International Group Capital LLC (collectively the “Securities”) of the Company, hereby constitute and appoint Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, James J. Kavanaugh, Jesse J. Greene, Jr., Andrew Bonzani and Martin Schroeter, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 29th day of June 2010.

/s/ Alain J. P. Belda
Director

/s/ Cathleen Black
Director

/s/ William R. Brody
Director

/s/ Kenneth I. Chenault
Director

/s/ Michael L. Eskew
Director

/s/ Shirley Ann Jackson
Director

/s/ W. James McNerney, Jr.
Director

/s/ Taizo Nishimuro
Director

/s/ James W. Owens
Director

/s/ Joan E. Spero
Director

/s/ Sidney Taurel
Director

/s/ Lorenzo H. Zambrano
Director

POWER OF ATTORNEY OF PAUL N.J. SNOEK

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Member of the Board of Managers and President of IBM International Group Capital LLC, a Delaware limited liability company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements relating to Indebtedness of the Company, hereby constitute and appoint Jesse J. Greene, Jr., Andrew Bonzani, Martin Schroeter and Stuart Moskowitz, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 16th day of March, 2010.

/s/ P.N.J. Snoek
Paul N.J. Snoek
Manager and President

POWER OF ATTORNEY OF MARTIN SCHROETER

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Member of the Board of Managers, Treasurer and Controller of IBM International Group Capital LLC, a Delaware limited liability company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements relating to Indebtedness of the Company, hereby constitute and appoint Paul N. J. Snoek, Jesse J. Greene, Jr., Andrew Bonzani and Stuart Moskowitz and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 15th day of June, 2010.

/s/ Martin Schroeter
Martin Schroeter
Manager, Treasurer and Controller